Summary Prospectus
Aggressive Equity Fund
 May 1, 2016, as supplemented through December 21, 2016
Effective May 1, 2017, the Aggressive Equity Fund will change its name to the U.S. Small Cap Equity Fund.
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RIF/. You can also get this information at no cost by calling 1-800-787-7354 or by sending an e-mail to: service@russellinvestments.com. The Fund's Prospectus and SAI, both dated  May 1, 2016, as supplemented through December 21, 2016, and the Fund's most recent shareholder report, dated June 30, 2016, are all incorporated by reference into this Summary Prospectus.
Ticker:	RIFBX
Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. The fees and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy charges. Those charges, if included, would have increased overall fees and expenses. Please refer to your account or policy documents for a description of those fees and expenses. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fee	0.90%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	1.06%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. This example does not reflect any Insurance Company Separate Account or Policy charges. If it did, the costs shown would have been higher. Although your actual costs may be higher or lower, under these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$108	$338	$586	$1,297

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 138% of the average value of its portfolio.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities. The Fund invests principally in common stocks of small capitalization U.S. companies, some of which are also considered micro capitalization U.S. companies. The Fund defines small capitalization stocks as approximately the stocks of those companies represented by the Russell 2000® Index or within the capitalization range of the Russell 2000® Index. Russell Investment Management, LLC (“RIM”) (formerly, Russell Investment Management Company) provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund and managing the Fund's overall exposures. RIM employs a multi-style (growth, value and market-oriented) and multi-manager approach for the Fund whereby RIM selects the investment strategies for the Fund and utilizes multiple money managers to pursue those strategies. The Fund's money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM also manages the portion of the Fund's assets that RIM determines not to manage based upon model portfolios provided by the Fund's money managers. This includes assets managed directly by RIM to effect the Fund's investment strategies and/or to actively manage the Fund's overall exposures to seek to achieve the desired risk/return profile for the Fund. RIM may utilize quantitative or qualitative analysis or quantitative models designed to assess Fund characteristics and identify a portfolio which provides the desired exposures or use strategies based on indexes that represent the desired exposures, including index replication and optimized index sampling (strategies that seek to purchase the securities in an index or a sampling of securities using optimization and risk models, respectively). RIM also manages the Fund's liquidity reserves. The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. The Fund may also invest in securities of non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
In connection with the Fund’s name change effective May 1, 2017, the Fund’s non-fundamental investment policy will change as described below. A non-fundamental investment policy may be changed by the Board of Trustees without Shareholder approval. The change in investment policy will not change the management of the Fund or change any principal investment strategy or risk of the Fund.
Aggressive Equity Fund currently has the following investment policy: “The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities.” Following the change in name to U.S. Small Cap Equity Fund, the Fund will be subject to the following investment policy: “The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in small capitalization equity securities economically tied to the U.S.”
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
•	Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIM will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's risk/return profile may prove incorrect. In addition, actions taken to actively manage overall Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.
•	Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
•	Index-Based Investing. Index-based strategies, which may be used to actively manage the Fund's overall exposures, may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
•	Non-Discretionary Implementation Risk. With respect to the portion of the Fund that is managed pursuant to model portfolios provided by non-discretionary money managers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary money managers were employed. Given that values of investments change with market conditions, this could cause the Fund's return to be lower than if the Fund employed discretionary money managers with respect to that portion of its portfolio.
•	Quantitative Investing. Quantitative inputs and models are generally backward-looking or use historical data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s overall exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
•	Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and micro capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and micro capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market.
•	Real Estate Investment Trusts (“REITs”). REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.
•	Depositary Receipts. Depositary receipts (including American Depositary Receipts and Global Depositary Receipts) are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company. Depositary receipts are generally subject to the same risks of investing in the foreign securities they evidence or into which they may be converted.
•	Liquidity Risk. The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.
•	Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other investments. Derivatives are subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.
•	Large Redemptions. The Fund is used as an investment for certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

•	Global Financial Markets Risk. Global economies and financial markets are becoming increasingly interconnected and conditions (including recent volatility and instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund varies from year to year. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart. The performance results shown in this section do not reflect any Insurance Company Separate Account or Policy charges. Those charges, if included, would have reduced the performance results shown in this section.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the index returns that measure broad market performance. Effective May 1, 2012, RIM changed the Fund's primary benchmark from the Russell 2500™ Index to the Russell 2000® Index. The Aggressive Equity Linked Benchmark represents the returns of the Russell 2500™ Index through April 30, 2012 and the returns of the Russell 2000® Index thereafter. The Aggressive Equity Linked Benchmark provides a means to compare the Fund's average annual returns to a secondary benchmark that takes into account historical changes in the Fund's primary benchmark.
Past performance is no indication of future results.
Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2015	1 Year	5 Years	10 Years
Aggressive Equity Fund	(7.19)%	7.93%	5.00%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	(4.41)%	9.19%	6.80%
Aggressive Equity Linked Benchmark (reflects no deduction for fees, expenses or taxes)	(4.41)%	9.81%	7.30%
Management

Investment Adviser
The Fund’s investment adviser is RIM. The Fund’s money managers are:
• DePrince, Race & Zollo, Inc.	• Snow Capital Management L.P.
• Monarch Partners Asset Management, LLC	• Timpani Capital Management, LLC
• RBC Global Asset Management (U.S.) Inc.

Portfolio Managers
Jon Eggins, a Senior Portfolio Manager, and Megan Roach, a Portfolio Manager, have primary responsibility for the management of the Fund. Mr. Eggins has managed the Fund since May 2011 and Ms. Roach has managed the Fund since March 2015.
Additional Information

Purchase of Fund Shares
Each insurance company (“Insurance Company”) places orders for its accounts (“Separate Account”) which hold the interests of each variable insurance product (“Policy”) owner based on, among other things, the amount of premium payments to be invested pursuant to such Policies. Individuals may not place orders directly with Russell Investment Funds (“RIF”) or the Funds. See the prospectus of the Separate Account and Policies of the Insurance Company for more information on the purchase of Fund Shares and with respect to the availability for investment in specific Funds. The Funds do not issue share certificates. Any minimum or subsequent investment requirements are governed by the applicable Policy through which you invest.
For more information about how to purchase Shares, please see Additional Information About Purchase of Fund Shares in the Funds' Prospectus.
Redemption of Fund Shares
Shares may be redeemed at any time by Insurance Companies on behalf of their Separate Accounts or their general accounts. Individuals may not place redemption orders directly with RIF or the Funds. Redemption requests for Fund Shares are based on premiums and transaction requests represented to the Funds by each Insurance Company as having been received prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on any business day of the Funds (defined as a day on which the NYSE is open for regular trading).
For more information about how to redeem Shares, please see Additional Information About Redemption of Fund Shares in the Funds' Prospectus.
Taxes
Provided that the Funds and Separate Accounts of Insurance Companies investing in the Funds satisfy applicable tax requirements, the Funds generally will not be subject to federal tax. Special tax rules apply to Insurance Companies, variable annuity contracts and variable life insurance contracts. For a discussion of the taxation of life insurance companies and the Separate Accounts, as well as the tax treatment of the Policies and the holders thereof, see the discussion regarding “Federal Tax Considerations” included in the prospectus for the Policies.
For more information about Taxes, please see Additional Information About Taxes in the Funds' Prospectus.
Servicing Arrangements
Some Insurance Companies have entered into arrangements with Russell Fund Services Company (“RFSC”) and/or Russell Financial Services, Inc. (“RFS” or the “Distributor”) pursuant to which they may receive compensation from RFSC and/or the Distributor, from RFSC’s and/or the Distributor’s own resources, for administrative and/or other services provided by those Insurance Companies. These payments may create a conflict of interest by influencing the Insurance Company and your salesperson to recommend the Funds or a Fund over another investment or by influencing an Insurance Company’s decision to include the Funds as an underlying investment option in its Policy. Ask your salesperson or visit your Insurance Company’s web site for more information.

36-08-282 (1216)